SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): MAY 13, 1998


                              KEY TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


             OREGON                                     93-0822509
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    (State of Incorporation or Organization)        (I.R.S. Employer
                                                  Identification no.)


                 150 AVERY STREET, WALLA WALLA, WASHINGTON 99362
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone no., including area code: (509) 529-2161


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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     On June 18, 1998, Key Technology, Inc. (the "Company") issued a press release relating to the adoption by its Board of Directors (the "Board") of a Shareholder Rights Plan. The June 18, 1998 press release of the Company is attached hereto as Exhibit 99.1.

     Pursuant to a Rights Agreement dated as of June 20, 1998 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), the Company's Board of Directors has declared a dividend of one right ("Right") to purchase one one-thousandth of a share of the Company's Series A Junior Participating Preferred Stock ("Series A Junior Participating Preferred Stock") for each outstanding share of Common Stock, no par value ("Common Stock"), of the Company. The dividend is payable to shareholders of record as of the close of business on June 30, 1998 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock at an exercise price of $45.00, subject to adjustment (the "Purchase Price").

     The following summary of the principal terms of the Rights Agreement is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement is attached as Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed concurrently herewith and is incorporated herein by reference.

RIGHTS EVIDENCED BY COMMON STOCK CERTIFICATES

The Rights will not be exercisable until the Distribution Date (defined below). Prior to the Distribution Date, certificates for the Rights ("Rights Certificates") will not be sent to shareholders and the Rights will attach to and trade only together with the Common Stock. Accordingly, Common Stock certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Stock, outstanding as of the Record Date, even without notation thereon, will also constitute the surrender or transfer of the Rights associated with the Common Stock represented by such certificate.

DISTRIBUTION DATE

The Rights will separate from the Common Stock, Rights Certificates will be issued and the Rights will become exercisable upon the earlier of: (i) the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons who are not affiliated with the Company or any subsidiary (such person or group being an "Acquiring Person") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Common Stock ("Stock Acquisition Date"), or (ii) the close of business on the tenth business day following the commencement of, or the announcement of an intent to commence, a tender or exchange offer that would result in a person or group becoming an Acquiring Person (such person or group upon the consummation of such offer becoming an "Acquiring Person") or (iii) the close of business on the tenth business day after the Board of Directors determines that a person is an Adverse Person (as defined below). The earlier to occur of such events is the "Distribution Date."

An "Adverse Person" is any person that, alone or together with its affiliates and associates, has become the beneficial owner of a number of shares of Common Stock which the Board of Directors determines to be substantial (at least 10% of the outstanding shares of Common Stock), and with respect to whom the Board determines, after reasonable inquiry and investigation, including consultation with such persons as they deem appropriate and consideration of such factors as are permitted by applicable law, that (A) such beneficial ownership is intended to cause the Company to repurchase shares of Common Stock owned by such person, or to cause pressure on the Company to take action or enter into a transaction intended to provide such person with short-term financial gain under circumstances where the Board determines that the best long-term interests of the Company would not be served by taking such action or entering into such transaction, or (B) such beneficial ownership is causing or reasonably likely to cause a material adverse impact, (including but not limited to impairment of relationships with customers or of the Company's ability to maintain its competitive position) on the business or prospects of the Company.

ISSUANCE OF RIGHTS CERTIFICATES; EXPIRATION OF RIGHTS

As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights from and after the Distribution Date. All Common Stock issued prior to the Distribution Date will be issued with Rights. The Rights will expire on the earlier of (i) November 14, 2007 (the "Final Expiration Date") and (ii) redemption or exchange of the Rights as described below.

INITIAL EXERCISE OF THE RIGHTS

Following the Distribution Date, and until one of the further events described below, each Right will entitle its holder to receive, upon exercise and the payment of the Purchase Price, one one-thousandth of a share of the Series A Junior Participating Preferred Stock. The payment of the Purchase Price may be made in cash or by certified bank check or bank draft payable to the order of the Company.

TRIGGERING EVENTS FOR DECREASE IN EXERCISE PRICE; NULLIFICATION OF
CERTAIN RIGHTS

Unless earlier redeemed, in the event that (i) a person or group (other than the Company, any of its subsidiaries, or any employee benefit plan of the Company) becomes an Acquiring Person (unless the tender or exchange offer is for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the independent directors, after receiving advice from one or more investment banking firms, to be (A) at a price which is fair to shareholders (taking into account all factors which such directors deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (B) otherwise in the best interests of the Company and its shareholders (a "Qualifying Offer")), or (ii) the Board has determined the existence of an Adverse Person (either of such events being a "Triggering Event"), then, in each such case, each holder of a Right shall have the right to receive, upon exercise and payment of the Purchase Price, the number of shares of the Company's Common Stock (or, in certain circumstances, cash, property or other securities of the Company) purchasable for the Purchase Price at a price of 50% of the current market value of such shares. Notwithstanding any of the foregoing, following the occurrence of one of the foregoing events, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person or an Adverse Person will be null and void.

RIGHT TO BUY ACQUIRING COMPANY STOCK

Similarly, unless the Rights are earlier redeemed, in the event that, after the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction (other than a Subsidiary), or (ii) 50% or more of the Company's assets or earning power are sold (any of such events also being a "Triggering Event"), proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise and payment of the Purchase Price, the number of shares of common stock of the Acquiring Person purchasable for the Purchase Price at a price of 50% of the current market value of such shares. Notwithstanding the above, the Agreement provides that no Triggering Event will be deemed to have occurred if (i) the transaction is consummated with a person who acquired shares of Common Stock pursuant to a Qualifying Offer,
(ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to acquire shares of Common Stock pursuant to the tender or exchange offer, and (iii) the form of consideration being offered is the same as the form paid pursuant to such tender offer or exchange offer.

OPTIONAL EXCHANGE OF RIGHTS

At any time after any person becomes an Acquiring Person or is determined to be an Adverse Person, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The Company, at its option, may substitute shares of Series A Junior Participating Preferred Stock at the initial rate of one one-thousandth of a share of Series A Junior Participating Preferred Stock for each share of Common Stock, subject to adjustment as provided in the Rights Agreement. Notwithstanding the foregoing, the Board of Directors of the Company will not have the power to effect an exchange of the Rights at any time after any person becomes the beneficial owner of 50% or more of the Company's Common Stock then outstanding.

REDEMPTION OF RIGHTS

The Rights are redeemable at $.01 per Right (the "Redemption Price"), subject to adjustment, by a majority of the independent directors of the Board, payable, at the election of such majority of independent directors, in cash or shares of Common Stock, at any time prior to the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date, or (ii) the close of business on the expiration date. The Board may not redeem any Rights following a determination that a person is an Adverse Person. The Company may pay the redemption in cash, shares of Common Stock or other form of consideration deemed appropriate by the Board of Directors. Immediately upon any redemption of the Rights, the right to exercise the Rights will become a right to receive the Redemption Price. Unless earlier redeemed, the Rights will expire on the Final Expiration Date.

ADJUSTMENTS TO PREVENT DILUTION

The Purchase Price payable, the number of Rights, and the number of shares of Series A Junior Participating Preferred Stock or Common Stock or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in connection with dilutive issuances by the Company as set forth in the Rights Agreement.

CASH PAID INSTEAD OF ISSUING FRACTIONAL SHARES

No fractional portion of a share of Common Stock will be issued upon exercise of a Right, and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

NO SHAREHOLDERS' RIGHTS PRIOR TO EXERCISE

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company (other than any rights resulting from such holder's ownership of Common Stock), including, without limitation, the right to vote or to receive dividends.

AMENDMENT OF RIGHTS AGREEMENT

Other than those provisions relating to the rights, duties and obligations of the Rights Agent, any of the provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in any manner prior to the close of business on the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to correct or supplement any defective or inconsistent provisions, to shorten or lengthen any time periods, or to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment shall be made to lengthen (i) the time period governing redemptions at such time as the Rights are not redeemable, or (ii) to adjust any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of the holders of Rights. Prior to the Distribution Date, the interests of the holders of Rights shall be the interests of holders of Common Stock of the Company.

RIGHTS AND PREFERENCES OF THE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

Series A Junior Participating Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series A Junior Participating Preferred Stock will be entitled to an aggregate quarterly dividend of the greater of (a)$0.01 or (b) 1,000 times the aggregate per share amount for all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions payable in shares of Common Stock, declared on the Common Stock. Each share of Series A Junior Participating Preferred Stock will have 1,000 votes, voting together with the Common Stock. If at any time dividends on the Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends, then until all the dividends are paid, the holders of Preferred Stock will have the right to elect two directors to the Board of Directors of the Company.

In the event of liquidation, the holders of the Series A Junior Participating Preferred Stock will receive the higher of (a) $0.01 per share plus all accrued but unpaid dividends, or (b) an aggregate amount per share equal to 1,000 times the per share amount to be distributed to the holders of the Common Stock after certain adjustments. In the event of any merger, consolidation or other transaction in which the Common Stock is changed or exchanged, each share of Series A Junior Participating Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.

All of the above-enumerated rights are protected by customary anti-dilution provisions. Because of the nature of the dividend, liquidation and voting rights of the shares of Series A Junior Participating Preferred Stock, the value of the one one-thousandth interest in a share of Series A Junior Participating Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

CERTAIN ANTI-TAKEOVER EFFECTS

The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights should not interfere with any tender offer or merger approved by the Company prior to the time that a person has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Stock, because until such time the Rights may be redeemed by the Company at $0.01 per Right.

The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights may be redeemed by the Company at $0.01 per Right within 10 business days (or such later date as may be determined by a majority of the Board of Directors) after the accumulation of 15% or more of the Company's stock by a single acquirer or group. In addition, the Rights do not become exercisable in the event of an accumulation exempted by the Board of Directors. Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

The issuance of the Rights does not affect the financial condition or business plans of the Company. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its shareholders, and will not change the way in which the Company's stock is presently traded.

However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed coercive and undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company's Board of Directors except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

ITEM 7. EXHIBITS
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4.1               Rights Agreement, dated as of June 20, 1998, between
                  Registrant and ChaseMellon Shareholder Services, L.L.C. including the Articles of Amendment creating the Series A Junior Participating Preferred Stock of the Registrant and the form of Rights Certificate attached thereto as Exhibits A and B, respectively(incorporated by reference to Registrant's Registration Statement on Form 8-A (File No. 000-21820) filed with the Securities and Exchange Commission on June 24, 1998).

99.1              Press Release issued by Key Technology, Inc. on June 18, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              KEY TECHNOLOGY, INC.



Date:  June 12, 1998         By: /s/ Thomas C. Madsen
                                ---------------------------------------------
                                Thomas C. Madsen
                                President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit
No.               Exhibit
--------          -------

4.1 Rights Agreement, dated as of June 20, 1998, between Key Technology, Inc., and ChaseMellon Shareholder Services, L.L.C. including the Articles of Amendment creating the Series A Junior Participating Preferred Stock of Key Technology, Inc. and the form of Rights Certificate attached thereto as Exhibits A and B, respectively (incorporated by reference to Registrant's Registration Statement on Form 8-A (File No. 000-21820) filed with the Securities and Exchange Commission on June 24, 1998).

99.1              Press Release issued by Key Technology, Inc. on June 18, 1998.